Inventories	12 Months Ended
Dec. 31, 2025
Inventories [Abstract]
Inventories
13. Inventories

(CAD$ in millions)	December 31, 2025	December 31, 2024
Supplies	$1,225	$1,235
Raw materials	277	260
Work in process	790	774
Finished products	810	636
	3,102	2,905
Less non-current portion (Note 18)	(354)	(307)
	$2,748	$2,598

Cost of sales of $8.1 billion (2024 – $7.5 billion) includes $6.5 billion (2024 – $6.3 billion) of production costs that were recognized as part of inventories and subsequently expensed when sold during the year.

No inventories were held at net realizable value as at December 31, 2025 (2024 – $nil). Total inventory write-downs in 2025 were $14 million (2024 – $42 million) and were included as part of cost of sales.

Non-current inventories consist of ore stockpiles and other in-process materials that are not expected to be sold within one year.